SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[ X ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant toss.240.14a-12

                     STRONG INTERNATIONAL EQUITY FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:


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                                  STRONG FUNDS
                                TELEPHONE SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., at the request of the [Name of Fund(s)]. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; If shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).

The Fund either electronically delivered or mailed proxy material to you concerning the upcoming special meeting of shareholders, which is scheduled for February 28, 2003. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials?

         IF NOT, THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE REQUIRES. IF A NOBO, HE/SHE SHOULD CONTACT HIS/HER BROKER. IF REGISTERED, WE WILL SEND THE MATERIALS DIRECTLY. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15".

Are you familiar with the proposal?  Do you have any questions?

         TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT HIS/HER BOARD MEMBERS HAS RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF ALL PROPOSALS. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS.

At your earliest convenience, please vote either online or by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Would that be okay?

         ALLOW THE PERSON TO GIVE YOU A RESPONSE. IF THE PERSON SAYS HE/SHE HAS ALREADY SENT IN THE PROXY, DO NOT ASK HOW HE/SHE VOTED.

Here is how we will proceed. I will record this phone call. For identification purposes only, I will ask you for your name, your address and either your account/control number or the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials. Then I will take your vote(s). Within 72 hours, you will be mailed a letter confirming your vote(s), which will tell you how to make any necessary changes. Are you ready?

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co at the request of the [Name of Fund(s)]. Today's date is __________ and the time is __________.

May I please have your full name? If the shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of [SHAREHOLDER NAME'S] [Name of Fund(s)] shares?

May I please have your address?

Have you received the proxy materials?

May I have either your account/control number, listed on your proxy card, or the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

INPUT THE RESPONSE. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL.


ACTUAL VOTING

Your Board Members are asking you to consider a proposal, which they recommend that you support. Would you like to vote for the proposal as recommended by your Board?

   IF YOU ARE REQUIRED TO READ THE PROPOSALS INDIVIDUALLY, END EACH PROPOSAL BY SAYING, "YOUR BOARD RECOMMENDS THAT YOU VOTE FOR. HOW WOULD YOU LIKE TO VOTE?" FOR MOST PROPOSALS, THE VALID RESPONSES ARE

                                    F = FOR PROPOSAL.
                                    A = AGAINST PROPOSAL.
                                    B = ABSTAIN.


CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund.



In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                               STRONG FUNDS



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                         ANSWERING MACHINE MESSAGE
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Hello,  this is _______  calling on behalf of the [NAME OF FUND(S)].  You should have received proxy material by electronic delivery or in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS scheduled for FEBRUARY 28, 2003.

At your earliest convenience, please either vote online by following the instructions in the proxy materials or sign, date, and return the proxy card in the envelope provided. If you have any questions please call 1-800-347-4750.

Thank you for your consideration.

(A)Description:MIS Standard E-Delivery Template
(B)Type:N/A
(C)Reply To Address:~MISREPLYTOSTD~
(D)Subject: Strong Funds Shareholder Meeting
(E)CC:N/A
(F)From Mask:Strong Funds

Our records indicate that you have elected to receive statements and regulatory documents via e-mail. This e-mail serves as notice that the proxy materials for the Strong Foreign
MajorMarkets Fund Special Shareholder Meeting, to be held on
February 28, 2003, are available at
http://www.estrong.com/strong/pdf_forms/intlproxy03.pdf

To view the proxy materials, you will need Adobe Acrobat Reader, which is available free of charge at the following Internet site:
http://www.adobe.com/products/acrobat/readstep.html.

You can enter your voting instructions at the following Internet site: www.proxy.strong.com. To vote, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

~HHBEGIN~
CONTROL NUMBER: ~CNTLNUM~
~HHEND~

To view your eDocuments profile or to unsubscribe from e-mail notifications of statements and regulatory documents, click here:
https://strongone.estrong.com/myStrong/html/login.htm.

If you have questions regarding the proxy or voting, please contact our solicitor, D.F. King & Co., at 1-800-714-3305.

Thank you for investing with Strong.

(A)Description:MIS Standard E-Delivery Template
(B)Type:N/A
(C)Reply To Address:~MISREPLYTOSTD~
(D)Subject: Strong Funds Shareholder Meeting
(E)CC:N/A
(F)From Mask:Strong Funds

Our records indicate that you have elected to receive statements and regulatory documents via e-mail. This e-mail serves as notice that the proxy materials for the Strong International
Stock Fund Special Shareholder Meeting, to be held on
February 28, 2003, are available at
http://www.estrong.com/strong/pdf_forms/intlproxy03.pdf

To view the proxy materials, you will need Adobe Acrobat Reader, which is available free of charge at the following Internet site:
http://www.adobe.com/products/acrobat/readstep.html.

You can enter your voting instructions at the following Internet site: www.proxy.strong.com. To vote, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

~HHBEGIN~
CONTROL NUMBER: ~CNTLNUM~
~HHEND~

To view your eDocuments profile or to unsubscribe from e-mail notifications of statements and regulatory documents, click here:
https://strongone.estrong.com/myStrong/html/login.htm.

If you have questions regarding the proxy or voting, please contact our solicitor, D.F. King & Co., at 1-800-714-3305.

Thank you for investing with Strong.

[Picture of Pen] FREQUENTLY ASKED QUESTIONS

WHAT DOES IT MEAN TO BE REPRESENTED BY PROXY?
Being represented by proxy means that you have appointed someone else to act on your behalf--as your proxy--at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions you provided.

HOW DOES MY FUND'S BOARD OF DIRECTORS WANT ME TO VOTE? The Board of Directors unanimously recommends a vote FOR the proposals.

WITH SO MANY SHAREHOLDERS IN THE FUND, WHY SHOULD I VOTE?
Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies will have to be mailed again.

HOW DO I VOTE?
You may vote in any one of four ways:

[Arrow]BY TOUCH-TONE TELEPHONE
Just call the toll-free number given in your proxy materials and follow the instructions to record your vote. [Arrow]BY COMPUTER Cast your vote online by selecting the appropriate control number button.

[Arrow] BY MAIL
Complete the proxy card and mail it back in the envelope provided. [Arrow] IN PERSON Attend the shareholder meeting and cast your vote in person.

We encourage you to vote by telephone or by Internet as these save costs.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE OR INTERNET?
NO. You need only vote using one method. The only reason for you to vote again would be to change your previous vote.

HOW DO I VOTE ON THE INTERNET?

1    Have your proxy card ready.
2    If you  received  a proxy  card  with a  12-digit  control  number,  go to:
     HTTP://WWW.PROXYVOTE.COM.
3    If you  received  a proxy  card  with a  14-digit  control  number,  go to:
     HTTP://WWW.PROXYWEB.COM.
4    Follow the instructions on your computer screen.

HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone telephone.
1 Have your proxy card ready.
2 Dial the toll-free number listed in your proxy materials.
3 Enter the control number found on the card.
4 Follow the instructions in the phone system.

[Picture of Pen] STRONG FOREIGN MAJORMARKETSSM, STRONG INTERNATIONAL STOCK, AND STRONG OVERSEAS FUNDS' REORGANIZATIONS

VOTE NOW-SELECT YOUR PROXY CARD TYPE BELOW
To vote on this proxy, please select the 12- or 14- digit control number button.

[12-Digit Control Number Button] [14-Digit Control Number Button]

On November 8, 2002, the Strong Foreign MajorMarketsSM and the Strong International Stock Funds' Board of Directors approved the reorganization of the Funds into the Strong Overseas Fund and called for a special meeting of the shareholders of the Strong Foreign MajorMarketsSM and Strong International Stock Funds, currently scheduled for Friday, February 28, 2003. At the meeting, shareholders will vote on whether to approve a Plan of Reorganization. The Board of Directors believes it is in the best interest of the Strong Foreign MajorMarketsSM and Strong International Stock Funds' shareholders to reorganize the Funds into the larger Strong Overseas Fund In addition, the Strong Overseas Fund's investment objective and investment policies are substantially similar to those of the Strong Foreign MajorMarketsSM and the Strong International Stock Funds, as are the net expense ratios.

Following approval of Proposals 1A and 1B at the shareholder meeting, shareholders' accounts in the Strong Foreign MajorMarketsSM and the Strong International Stock Funds will automatically be converted - on an expected tax-free basis - into shares of the Strong Overseas Fund with a value equivalent to the value of the account in the Strong Foreign MajorMarketsSM and the Strong International Stock Funds on the conversion date.

PROPOSALS FOR THE STRONG FOREIGN MAJORMARKETSSM AND THE STRONG INTERNATIONAL STOCK FUNDS
Shareholders are being asked to vote on the following proposals at the Special Meeting of shareholders on Friday, February 28, 2003: 1A To approve the Plan of Reorganization of Strong International Equity Funds, Inc., on behalf of the STRONG FOREIGN MAJORMARKETSSM FUND, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

1B To approve the Plan of Reorganization of Strong International Equity Funds, Inc., on behalf of the STRONG INTERNATIONAL STOCK Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

2 The transaction of such other business as may properly come before the meeting.

ANY SHAREHOLDER WHO OWNED SHARES OF THE STRONG FOREIGN MAJORMARKETSSM OR THE STRONG INTERNATIONAL STOCK FUNDS AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FRIDAY, DECEMBER 20, 2002 ("RECORD DATE"), IS ALLOWED TO VOTE - EVEN IF THE SHARES WERE LATER SOLD.
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VOTE NOW

If you have a 12-DIGIT control number on your proxy card, VOTE HERE. If you have a 14-DIGIT control number on your proxy card, VOTE HERE.